UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 7, 2005


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


          Missouri                       1-5674                  43-0905260
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

      424 South Woods Mill Road
       Chesterfield, Missouri                                    63017-3406
(Address of principal executive offices)                         (Zip Code)

                                 (314) 854-3800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition

               On June 7, 2005, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the first quarter ended April 30, 2005. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

               The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

Item 9.01      Financial Statements and Exhibits

               (b)   Exhibits

                     99.1   Earnings Press Release, dated  June 7, 2005


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2005

                                  ANGELICA CORPORATION



                                  By: /s/ James W. Shaffer
                                      ------------------------------------------
                                      James W. Shaffer
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Earnings Press Release, dated June 7, 2005